Home Office:
1301 South Harrison Street
P.O. Box 1110
Fort Wayne, IN 46802
(800-454-6265)

Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800-487-1485)

VUL III

Lincoln Life Flexible
Premium Variable
Life Account G

Prospectus

Dated: May 1, 2024

This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "We", "Us", "Our", the "Company").

The Policy features:  - flexible premium payments,
- a choice of two death benefit options, and
- a choice of underlying investment options.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.

You may allocate net premiums to subaccounts which invest in the following funds:

American Funds Insurance Series®

•  Asset Allocation Fund (Class 1)

•  Global Growth Fund (Class 1)

•  Global Small Capitalization Fund (Class 1)

•  Growth Fund (Class 1)

•  Growth-Income Fund (Class 1)

•  High-Income Trust (Class 1)

•  International Fund (Class 1)

•  The Bond Fund of America (Class 1)

•  U.S. Government Securities Fund (Class 1)

•  Ultra-Short Bond Fund (Class 1)

Lincoln Variable Insurance Products Trust

•  LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)

•  LVIP Macquarie Mid Cap Value Fund (Standard Class)
(Formerly LVIP Delaware Mid Cap Value Fund)

You should also review the prospectuses for the funds and keep all prospectuses for future reference. All prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus.

Review your personal financial objectives and discuss them with a qualified registered representative before you buy a variable life insurance policy. Review this prospectus and the funds' prospectuses to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying funds you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are approved.

Table of Contents

Summary of the Policy	3
Lincoln Life, the General Account and the Separate Account	10
Lincoln Life	10
The General Account	11
The Separate Account	11
Principal Underwriter	12
Fund Participation Agreements	13
The Investment Advisors	13
Addition, Deletion, or Substitution of Investments	13
The Policy	14
Requirements for Issuance of a Policy	14
Units and Unit Values	14
Premium Payment and Allocation of Premiums	15
Dollar Cost Averaging Program	16
Effective Date	17
Right to Examine Policy	17
Policy Termination	17
Continuation of Coverage	17
Charges and Deductions	18
Percent of Premium Charge	18
Contingent Deferred Sales Charge	18
Contingent Deferred Administrative Charge	19
Surrender Charge	20
Monthly Deductions	20
Cost of Insurance Charges	20
Monthly Administrative Charge	21
Fund Charges and Expenses	21
Mortality and Expense Risk Charge	22
Other Charges	22
Reduction of Charges	22
Term Conversion Credits	22
Policy Benefits	23
Death Benefit and Death Benefit Types	23
Death Benefit Guarantee	25
Policy Changes	25
Policy Value	26
Transfer Between Subaccounts	27
Transfer to and from the General Account	28
Market Timing	28
Loans	30
Withdrawals	31
Policy Lapse and Reinstatement	31
Surrender of the Policy	32
Proceeds and Payment Options	32
General Provisions	33
The Contract	33
Suicide	33
Representations and Contestability	33
Incorrect Age or Gender	34
Change of Owner or Beneficiary	34
Assignment	35
Reports and Records	35
Projection of Benefits and Values	35
Postponement of Payments	35
Riders	35
Distribution of the Policies and Compensation	37
Advertising and Ratings	38
Tax Issues	39
Taxation of Life Insurance Contracts in General	39
Policies that are MECs	40
Policies that are not MECs	41
Other Considerations	41
Tax Status of Lincoln Life	42
Fair Market Value of Your Policy	43
Voting Rights	43
State Regulation of Lincoln Life and the Separate Account	43
Safekeeping of the Separate Account's Assets	44
Legal Proceedings	44
Independent Registered Public Accounting Firm	44
Experts	44
Officers & Directors of the Lincoln National Life Insurance Company	45
Additional Information	47
Appendix A: Table of Base Minimum Premiums	48
Appendix B: Table of Surrender Charges	50
Appendix C: Illustrations of Policy Values	52
Financial Statements
Separate Account Financial Statements	G-1
Company Financial Statements	S-1

Summary of the Policy

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

1)  fixed basis;

2)  variable basis; or a

3)  combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

Your policy will be issued with pages that reference your benefits, premium costs and other policy information (policy specification pages).

Dates

Note: The policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "policy date", "effective date" or "policy effective date" (or "rider date", "rider effective date") refer to the date that coverage under the policy (or rider) becomes effective and is the date from which policy years, policy anniversary and ages are determined. Terms such as "issue date" or "policy issue date" (or "rider issue date") generally refer to when we print or produce the policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the policy will typically start on the date the policy is issued and not the date the policy goes into effect. Please read your policy carefully and make sure you understand which dates are important and why.

Initial Choices to be Made

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

•  one of two death benefit options;

•  the amount of premium you want to pay; and

•  how your premium is allocated among the funding options you select.

Several riders are also available under the policy. (See Riders)

Level or Varying Death Benefit

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)

For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit and Death Benefit Types)

Amount of Premium Payment

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid.

State laws where you live might change the number of days in the right-to-examine time period. (See Right to Examine Policy)

How Are My Premiums Processed?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts (or "sub-accounts", "Sub-Accounts") of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

Selection of Subaccounts

You must choose the subaccount(s) to which you want to allocate each net premium payment. The subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund (or "underlying fund", "Underlying Fund"). If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

We create subaccounts and select the underlying funds, the shares of which are purchased by amounts allocated or transferred to the subaccounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.

We review each fund periodically after it is selected. Upon review, we may either close a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the selection factors discussed above and/or if the subaccount has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the underlying fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

Shares of the underlying fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these underlying funds simultaneously since the interests of such owners or contract holders may differ. Although neither the Company nor the underlying funds currently foresees any such disadvantages either to variable life insurance or to variable annuity owners, each underlying fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the separate account might withdraw its investment in an underlying fund. This might force that underlying fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.

You may also choose to allocate all or part of your premium payment into the General Account. Premium payments allocated to the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

What Subaccounts Are Available to Select?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy.

Certain of the underlying funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the underlying funds' overall volatility, and for some underlying funds, to also reduce the downside exposure of the underlying funds during significant market downturns. These risk management strategies could limit the upside participation of the underlying fund in rising equity markets relative to other funds.

The success of the advisor's risk management strategy depends, in part, on the advisor's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the underlying fund's benefit. There is no guarantee that the strategy can achieve or maintain the underlying fund's optimal risk targets. The underlying fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the underlying fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the underlying fund may not perform as expected. Also, several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds") as detailed in the individual underlying fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the underlying funds' current prospectuses.

You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. There can be no assurance that any of the stated investment objectives will be achieved. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

If an underlying fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the underlying fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.

The underlying funds and their investment advisors and objectives are listed below.

American Funds Insurance Series®:

Asset Allocation Fund — High total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Growth Fund — Long-term growth of capital.

Global Small Capitalization Fund — Long-term capital growth.

Growth Fund — Growth of capital.

Growth-Income Fund — Long-term growth of capital and income.

High-Income Trust — To provide investors with a high level of current income; capital appreciation is the secondary objective.

International Fund — Long-term growth of capital.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Ultra-Short Bond Fund — To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

Lincoln Variable Insurance Products Trust:

LVIP Dimensional U.S. Core Equity 1 Fund — Long-term capital appreciation.

LVIP Macquarie Mid Cap Value Fund — To maximize long-term capital appreciation.

For more detail, see the funds' prospectuses.

What Charges and Deductions Are Made From My Policy?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges. We deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed .90%.

Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table shows your current expense levels for each fund.

Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6% in advance. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

Buying Variable Life Insurance

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investments schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies Which Are MECS), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail in Charges and Deductions. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by rating classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

Risks of Your Policy

Fluctuating Investment Performance. A subaccount is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the subaccounts are not guaranteed. If you put money into the subaccounts, you assume all the investment risk on that money. A comprehensive discussion of each subaccount's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of subaccounts and the performance of the funds underlying each subaccount will impact the policy's value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the Fixed Account. Premium payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products. In addition to any amounts we are obligated to pay in excess of policy value under the policy, we also pay our obligations under other types of insurance policies and financial products. Obligations under these policies and financial products that are funded by our General Account include (1) the obligation to keep the policy and any riders in force when the policy value is below zero and a no-lapse guarantee is in effect; (2) the obligation to pay or accelerate death benefits that exceed the Separate Account value; payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the contracts (and bearing all of the associated expenses). Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the policy would generally receive the same priority as our other owners' obligations.

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance company's fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims-paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfer to and from the General Account" sections of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. The policy will remain in force only so long as there is sufficient net accumulation value to permit Monthly Deductions to be covered. Accordingly, there is a risk of lapse if premiums are too small in relation to the insurance amount, if investment results of the subaccounts you have chosen are adverse or are less favorable than anticipated, or if the amount of outstanding policy loans or the amount of withdrawals rises too much.

Policy Loans. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value. If at any time the total debt against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your policy's value exceeds your basis in the policy. There may be adverse tax consequences in the event that your policy lapses with an outstanding loan balance.

Decreasing Death Benefit. Any outstanding policy loans or withdrawals will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the subaccounts, which reduce the policy's accumulated value, will reduce the amount of death benefit that is payable.

Consequences of Surrender. Surrender Charges are assessed if you surrender your policy within the first 16 policy years or within 16 years of an increase in specified amount. Withdrawals are also subject to a charge. Surrenders or withdrawals may result in tax consequences. Depending on the amount of premium paid, there may be little or no Surrender Value available.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and the current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment Of Life Insurance Contracts. Your policy is designed to qualify for the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify as life insurance, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy will be classified as a Modified

Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.

Cybersecurity and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks, including ransomware and malware attacks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to system disruptions, cyber-attacks or information security breaches in the future.

In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. They could also result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of policy-related transactions, including orders from policy owners. Disasters may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. They may also impact the issuers of securities in which the Underlying Funds invest, which may negatively affect the value of the Underlying Funds and the value of your Policy. There can be no assurance that we or the Underlying Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters.

Lincoln Life, The General Account and The Separate Account

Lincoln Life

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims-paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available by visiting our website at www.LincolnFinancial.com/investor. Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our owners. Ratings can and do change from time to time.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (New York Stock Exchange:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

The General Account

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims-paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law.

The Separate Account

We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.

The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the LVIP Dimensional U.S. Core Equity 1 Fund or the LVIP Macquarie Mid Cap Value Fund. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Trust, International Fund, The Bond Fund of America, U.S. Government Securities Fund and Ultra-Short Bond Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Trustees and to remedy, at our own expense, any such conflict. Each series within the American Funds Insurance Series and the Lincoln Variable Insurance Products Trust has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 or Standard Class and class 2 or Service Class, respectively differ in that class 2 and

Service Class (but not class 1 or Standard Class) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.

There is no assurance that any of the available funds will achieve its stated objective.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the "Financial Statements" section of this prospectus. You may also obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com/investor.

Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid.

Fund Participation Agreements

In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisers or distributors. In some of these agreements, we must perform certain services for the fund advisers or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by owners and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to owners. For these administrative functions, we may be compensated by the fund at annual rates based on a percentage of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisers or distributors.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

The Investment Advisors

Lincoln Financial Investments Corporation ("LFI") is the investment adviser for the LVIP Dimensional U.S. Core Equity 1 Fund and the LVIP Macquarie Mid Cap Value Fund. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI's address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the American Funds Insurance Series, and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071.

Addition, Deletion, or Substitution of Investments

Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate

Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

The Policy

Requirements for Issuance of a Policy

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

Units and Unit Values

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 p.m., Eastern time, on each day that the New York Stock Exchange is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the New York Stock Exchange on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

Premium Payment and Allocation of Premiums

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death Benefit Guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, gender, and rating class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death Benefit Guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

Premium Limitations. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, gender, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

Net Premiums. The net premium equals the premium paid less the percent of premium charge (see Percent of Premium Charge.)

Allocation of Net Premiums. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

Dollar Cost Averaging Program

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

Effective Date

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day. There may be circumstances under which the New York Stock Exchange may close before 4:00 p.m. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Right-to-Examine Policy

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

Policy Termination

All coverage under the policy will terminate when any one of the following occurs:

1)  the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

2)  the policy is surrendered,

3)  the insured dies, or

4)  the policy matures.

Continuation of Coverage

Your policy gives you the option to elect an amendment to extend the original maturity date in the policy. If elected, any policy benefit or maturity value will not be paid on the original maturity date and the amendment will provide for an "extended maturity date". The extended maturity date will be the earlier of the date you surrender the policy or the date of death of the insured, or the surviving insured if your policy is a survivorship policy.

If the policy is in force at the original maturity date the following changes will occur:

1)  The death benefit will be equal to the maturity value (may also be defined as "policy value" or "cash value" in accordance with the original maturity date provisions in your policy) less indebtedness/debt;

2)  No further deductions for policy charges, including charges for cost of insurance, will be taken;

3)  Interest will continue to be credited to policy values;

4)  No further premium payments will be accepted, except for loan repayments;

5)  Any Separate Account/Variable Account value will be transferred to the Fixed Account;

6)  Policy loans may continue to be taken and policy loan interest will accrue on any new or existing loans as stated in your policy;

7)  Any new loan will be taken from the Fixed Account;

8)  All riders and amendments attached to your policy will continue subject to the requirements of each rider and amendment attached to your policy.

The policy may not qualify as life insurance after the maturity date. The policy may be subject to tax consequences. Before you sign and return the amendment you should consult a tax advisor.

Charges and Deductions

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

1)  providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

2)  administering the policy;

3)  assuming certain risks in connection with the policy;

4)  incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

Percent of Premium Charge

A sales charge of 5.95% is deducted from each premium paid.

Contingent Deferred Sales Charge (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, gender, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.

Contingent Deferred Administrative Charge (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

During policy year (or after an increase)	Percent of CDSC and CDAC to be deducted
3, 4 or 5	100%
6	95
7	90
8	85
9	80
10	70
11	60
12	50
13	40
14	30
15	20
16	10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

Surrender Charge

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

Monthly Deductions

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

Cost of Insurance Charges

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

a)  the death benefit on the monthly anniversary day; divided by

b)  1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

c)  the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

d)  1,000; the result multiplied by

e)  the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the gender, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on gender. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, gender and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

Monthly Administrative Charge

A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

Fund Charges and Expenses

The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from 0.23% to 0.66%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts. The following table shows the annual fund fees and expenses for the year ended December 31, 2023.

Asset Fund	Management Fee(1)	Other Expenses(1)	Total Annual Fund Operating Expenses Without Waivers or Reductions(1)	Total Waivers and Reductions(1)	Total Fund Operating Expenses with Waivers or Reductions(1)
American Funds Insurance Series:
Asset Allocation	.27%	.03%	.30%	.00%	.30%
Global Growth	.48%	.04%	.52%	.11%	.41%
Global Small Capitalization	.65%	.05%	.70%	.04%	.66%
Growth	.31%	.03%	.34%	.00%	.34%
Growth-Income	.25%	.03%	.28%	.00%	.28%
High-Income Trust	.40%	.04%	.44%	.12%	.32%
International	.48%	.05%	.53%	.00%	.53%
The Bond Fund of America	.35%	.03%	.38%	.15%	.23%
U.S. Government Securities	.29%	.04%	.33%	.07%	.26%
Ultra-Short Bond	.26%	.05%	.31%	.00%	.31%
Lincoln Variable Insurance Products Trust:
LVIP Dimensional U.S. Core Equity 1.34%		.07%	.41%	.01%	.40%
LVIP Macquarie Mid Cap Value	.36%	.07%	.43%	.00%	.43%

(1)  Expressed as an annual percentage of each fund's average daily net assets.

See the funds' prospectuses for more complete information about the expenses of the funds.

Take note that during extended periods of low interest rates, the yields of money market subaccounts (Cash Management) may become extremely low, and possibly negative.

Mortality and Expense Risk Charge

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

Other Charges

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

Reduction of Charges

The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

Term Conversion Credits

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

Policy Benefits

Death Benefit and Death Benefit Types

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Proceeds and Payment Options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

After receipt at our Administrative Office of proof of death of the insured and any other necessary claims requirements, the death benefit proceeds will be paid. Payment of the death benefit proceeds may be delayed if your policy is contested or if separate account values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.

If you elect SecureLine® , an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient's SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient's SecureLine® account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

The policy offers two death benefit types: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

Option 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Option 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under Option 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under Option 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on Option 2 basic plus policy value coverage than on Option 1 basic coverage. As a result, policy values under Option 1 basic coverage tend to increase faster than under Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select Option 2 basic plus policy value coverage.

The table below lists the specified percentage applicable to the given attained age.

Attained age	Specified percentage	Attained age	Specified percentage	Attained age	Specified percentage
40 or younger	250%	59	134%	91	104%
41	243	60	130	92	103
42	236	61	128	93	102
43	229	62	126	94	101
44	222	63	124	95 or older	100
45	215	64	122
46	209	65	120
47	203	66	119
48	197	67	118
49	191	68	117
50	185	69	116
51	178	70	115
52	171	71	113
53	164	72	111
54	157	73	109
55	150	74	107
56	146	75	105
57	142	through
58	138	90

Examples. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under Option 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds

$100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Option 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

Death Benefit Guarantee

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

Policy Changes

Change in Type of Death Benefit. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

Changes in Amount of Insurance Coverage. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

Policy Value

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date the policy value will be the initial net premium, minus the sum of the following:

a)  The monthly administrative charge;

b)  The cost of insurance for the first month;

c)  Any charges for extra benefits.

On each monthly anniversary day the policy value is equal to the sum of the following:

a)  The policy value on the preceding day;

b)  Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

c)  Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

d)  Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

e)  Any net premiums received since the preceding day.

Minus the sum of the following:

f)  Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

g)  Any withdrawals;

h)  Any amount charged against the investment amount for federal or other governmental income taxes;

i)  The monthly administrative charge;

j)  The cost of insurance for the following month;

k)  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

a)  The policy value on the preceding day;

b)  Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

c)  Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

d)  Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

e)  Any net premiums received since the preceding day.

Minus the sum of the following:

f)  Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

g)  Any withdrawals;

h)  Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in the "Charges and Deductions" section of this prospectus.

Net Investment Results. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

Transfer Between Subaccounts

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve. Transfer and financial requests received before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 p.m. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment advisor, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restrictions on purchases or redemptions of the Subaccount units as a result of the underlying fund's own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the underlying fund at any time. If an underlying fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.

Transfer to and from the General Account

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

1)  only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

2)  as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds. You should note that these policies and procedures may result in an underlying fund deferring or permanently refusing to accept premium payments or transfers for the reasons described in "Transfer Between Subaccounts" above. In such case, our rights and obligations will be as described in "Transfer Between Subaccounts". Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the underlying funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1-2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Loans

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. If your policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your policy's value exceeds your basis in the policy. (See Tax Issues.)

Loan Amount. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

Deduction of Loan and Loan Interest. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate. Policy Values in the Loan Account (Loan Collateral account) are part of the Company's General Account.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

Loan Repayments. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

Withdrawals

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

Deduction of Withdrawal. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

Effect of Withdrawals on Death Benefit and Cost of Insurance. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

Policy Lapse and Reinstatement

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

Surrender of the Policy

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.

As of January 17, 2012, we no longer offer SecureLine® for withdrawals or surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for death benefit proceeds. Please see "Death Benefit and Death Benefit Types" section in this prospectus for more information about SecureLine®.

All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences.

Proceeds and Payment Options

Proceeds. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

Payment Options. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

General Provisions

The Contract

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured dies by suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured dies by suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

Representations and Contestability

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

Incorrect Age or Gender

If there is an error in the age or gender of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and gender. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

Change of Owner or Beneficiary

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

In addition to changes in ownership or beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your beneficiary designations, including addresses, if and as they change.

Assignment

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

Reports and Records

All accounts, books, records and other documents which are required to be maintained for the separate account are maintained by us or by third parties responsible to Lincoln Life. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with State Street Bank and Trust Company, WeWork, 1100 Main Street, Suite 400, Kansas City, MO 64105, to provide accounting services to the separate account. No separate charge against the assets of the separate account is made by us for this service.

Projection of Benefits and Values

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

Postponement of Payments

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

(i)  The New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

(ii)  the Commission by order permits postponement for the protection of owners; or

(iii)  an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

Riders

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

Term Rider for Covered Insured. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

Children's Term Rider. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

Guaranteed Insurability Rider. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

Accidental Death Benefit Rider. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

Waiver of Cost of Insurance Rider. This rider is available for ages 5 through 64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

Disability Benefit Payment Rider. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

Convalescent Care Benefit Rider. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

Contingent Option Rider. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

Retirement Option Rider. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

Accelerated Benefit Election Rider. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc, ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and generally 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders, and the premium amount and timing; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales incentives relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

Advertising and Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. Our insurer financial strength ratings are on outlook stable except for the ratings assigned by Fitch for all three insurance subsidiaries and the rating assigned by AM Best for First Penn Pacific Life Insurance Company, which are on outlook negative. Our financial strength ratings, which are intended to measure our ability to meet owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.

Tax Issues

Introduction. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation-skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax status of the policy. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes. The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We will only apply this test to the policy if you have advised us to do so at the time you applied for the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.

Policies that are MECs

Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years or the seven years following a material change against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a policy may become a MEC include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in death benefit during the first seven policy years or in the first seven policy years following a material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals and loans from the policy will be treated first as income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Additional Taxes Payable on Withdrawals. A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.

Policies that are not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required By the Tax Law in the First 15 Policy Years. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the specified amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

Other Considerations

Insured lives past age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the accumulation value in the year the insured attains age 100.

Compliance With the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20-percent owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the policy are subject to this tax.

Changes in the Policy and Changes in the Law. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer's interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.

The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.

Tax Status of Lincoln Life

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal Law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the funds, and those votes may affect the outcome.

Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each policy owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though policy owners may choose not to provide voting instructions, the shares of the fund to which such policy owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such policy owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of policy owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

State Regulation of Lincoln Life and the Separate Account

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

Safekeeping of the Separate Account's Assets

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Lincoln maintains a fidelity bond issued by AIG with a limit of $15,000,000 for a single loss and $30,000,000 in the aggregate.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account G, as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 as set forth in their reports, which are included in this Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Experts

Actuarial matters included in this Prospectus have been examined by Thomas Mylander, FSA, MAAA, as stated in the Actuarial Opinion filed as an exhibit to this Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by Jassmin McIver-Jones as stated in the Opinion of Counsel filed as an exhibit to this Registration Statement.

Officers and Directors of the Lincoln National Life Insurance Company

Name, Address and Position(s) with Registrant	Principal Occupations Last Five Years
Craig T. Beazer Executive Vice President, General Counsel 150 North Radnor Chester Road Radnor, PA 19087

The Lincoln National Life Insurance Company — Executive Vice President, General Counsel and Director (2/8/2021-Present); Lincoln National Corporation — Executive Vice President and General Counsel (12/28/2020-Present); Lincoln Financial Foundation, Inc. — Director (6/23/2021-Present); First Penn-Pacific — Executive Vice President, General Counsel and Director (2/8/2021-Present).

Jayson R. Bronchetti Executive Vice President, Chief Investment Officer and Director 150 North Radnor Chester Road Radnor, PA 19087

The Lincoln National Life Insurance Company — Executive Vice President (6/9/2022-Present), Senior Vice President (10/24/2016-6/9/2022), Chief Financial Officer and Director (12-15-2021-Present); Lincoln Life & Annuity Company of New York — Executive Vice President (6/16/2022-Present), Senior Vice President (10/12/2016-6/16/2022), Director (12/10/2021-Present), Chief Investment Officer (12/27/2021-Present); Lincoln National Corporation — Executive Vice President (6/15/2022-Present), Senior Vice President (9/22/2021-Present), Chief Investment Officer (12/16/2021-Present); Lincoln Variable Insurance Products, Inc. — President (4/15/2016-Present), Chairman and Trustee (6/7/2021-Present); Lincoln National Reinsurance Company (Barbados) Limited — Senior Vice President (9/22/2021-Present); First Penn-Pacific Life Insurance Company — Executive Vice President (6/9/2022-Present), Senior Vice President, Chief Investment Officer and Director (12/21/21-6/9/2022); Jefferson-Pilot Investment, Inc. — President (1/10/2022-Present), Director (12/15/2021-Present); Lincoln Assignment Corporation — Senior Vice President, Chief Financial Officer and Director (1/5/2022-Present); Lincoln Financial Foundation — Director (1/12/2022-Present); Lincoln Financial Investments Corporation — President (4/15/2016-Present), Director (5/23/17-Present); Lincoln Investment Management Company — President, Chief Investment Officer (1/10/2022-Present), Senior Vice President (9/21/2021-1/10/2022), Director (1/3/2022-Present); Lincoln Investment Solutions, Inc. — President and Chief Investment Officer (12/21/2021-Present), Senior Vice President (9/22/2021-12/21/2021), Director (12/15/2021-Present).

Adam M. Cohen Senior Vice President and Chief Accounting Officer 150 North Radnor Chester Road Radnor, PA 19087

The Lincoln National Life Insurance Company — Senior Vice President and Chief Accounting Officer (3/9/2022-Present); Lincoln National Corporation — Senior Vice President and Chief Accounting Officer (3/9/2022-Present); Lincoln Life & Annuity Company of New York — Senior Vice President and Chief Accounting Officer (3/9/2022-Present); First Penn-Pacific Life Insurance Company — Senior Vice President and Chief Accounting Officer (3/9/2022-Present).

Name, Address and Position(s) with Registrant	Principal Occupations Last Five Years
Ellen G. Cooper President and Director 150 North Radnor Chester Road Radnor, PA 19087

The Lincoln National Life Insurance Company — President (5/16/2022-Present), Executive Vice President (8/20/2012-5/16/2022), Director (8/20/2012-Present); Lincoln Life & Annuity Company of New York — President (5/16/2022-Present), Executive Vice President (8/6/2012-5/16/2022), Director (8/6/2012-Present), Chief Investment Officer (8/20/2012-12/27/2021); Lincoln National Corporation — President and Chief Executive Officer (5/27/2022-Present), Executive Vice President (8/6/2012-5/27/2022), Chief Investment Officer (8/20/2012-12/16/2021), Director (5/27/2022-Present); Lincoln National Management Corporation — President (5/16/2022-Present); Lincoln Life Assurance Company of Boston — Executive Vice President, Chief Investment Officer and Director (5/1/2018-10/1/2021); Lincoln Investment Solutions — President, Chief Investment Officer and Director (11/12/2012-12/21/2021); First Penn-Pacific Life Insurance Company — President (2/17/2023-Present), Executive Vice President (8/20/2012-2/17/2023), Chief Investment Officer (8/20/2012-12/21/2021), Director (8/20/2021-Present); Lincoln Investment Management Company — President, Chief Investment Officer and Director (11/12/2012-1/10/2022); Lincoln Variable Insurance Products Trust — Chairman and Trustee (9/24/2015-6/7/2021); Lincoln Assignment Corporation — President (5/16/2022-Present), Executive Vice President (5/1/2018-5/16/2022), Chief Investment Officer (5/1/2018-1/5/2022), Director (5/1/2018-6/28/2022); Lincoln Financial Investments Corporation — Director (7/16/2013-1/13/2022), Chairman (9/24/2015-1/13/2022); Jefferson-Pilot Investments, Inc. — Director (11/12/2012-12/15/2021).

Christopher M. Neczypor Executive Vice President, Chief Financial Officer and Director 150 North Radnor Chester Road Radnor, PA 19087

The Lincoln National Life Insurance Company — Executive Vice President (6/9/2022-Present), Senior Vice President (4/30/2018-6/9/2022), Chief Strategy Officer (6/9/2022-2/17/2023), Chief Financial Officer (2/17/2023-Present), Director (2/17/2023-Present); Lincoln Life & Annuity Company of New York — Executive Vice President (6/15/2022-Present), Senior vice President (4/30/2018-6/15/2022), Chief Strategy Officer (6/15/2022-2/17/2023), Chief Financial Officer (2/17/2023-Present), Director (2/17/2023-Present); Lincoln National Corporation — Executive Vice President (6/15/2022-Present), Senior Vice President (4/30/2018-6/15/2022), Chief Strategy Officer (6/15/2022-2/17/2023), Chief Financial Officer (2/17/2023-Present); First Penn-Pacific Life Insurance Company — Executive Vice President (6/9/2022-Present), Chief Financial Officer and Director (2/17/2023-Present), Chief Strategy Officer (6/9/2022-2/17/2023); Jefferson-Pilot Investments, Inc. — Director (3/15/2021-Present); Lincoln Assignment Corporation — Executive Vice President, Chief Financial Officer and Director (2/17/2023-Present); Lincoln Financial Foundation, Inc. — Director (3/28/2022-Present); Lincoln Investment Management Company — Senior Vice President (5/4/2018-Present), Director (5/23/2018-5/16/2022).

Name, Address and Position(s) with Registrant	Principal Occupations Last Five Years
Eric B. Wilmer Assistant Vice President and Director 1301 South Harrison Street Fort Wayne, IN 46802

The Lincoln Life National Life Insurance Company — Assistant Vice President (9/21/2016-Present), Director (1/18/2023-Present); Lincoln Reinsurance Company of Vermont I — Secretary (12/31/2021-Present); Lincoln Reinsurance Company of Vermont III — Secretary (12/31/2021-Present); Lincoln Reinsurance Company of Vermont IV — Secretary (12/31/2021-Present); Lincoln Reinsurance Company of Vermont V — Secretary (12/31/2021-Present); Lincoln Reinsurance Company of Vermont VI — Secretary (12/31/2021-Present); Lincoln Reinsurance Company of Vermont VII — Secretary (12/31/2021-Present); Lincoln Reinsurance Company of South Carolina — Secretary (12/31/2021-Present); Lincoln National Reinsurance Company (Barbados) Limited — Assistant Vice President (9/19/2019-Present), Secretary (12/31/2021-Present); Lincoln National Corporation — Assistant Vice President (9/21/2016-Present); Lincoln Life Assurance Company of Boston — Assistant Vice President (6/11/2018-10/21/2021); Lincoln Life & Annuity Company of New York — Assistant Vice President (7/22/2019-Present); Lincoln Assignment Corporation — Assistant Vice President (6/26/2018-Present); Lincoln Financial Limited Liability Company I — Secretary (12/31/2021-Present); Lincoln financial Reinsurance Company of Vermont — Secretary (12/31/2021-Present); First Penn-Pacific Life Insurance Company — Assistant Vice President (7/22/2018-Present), Director (1/18/2023-Present).

Additional Information

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

This prospectus, with the funds prospectuses, are also available on www.lfg.com/VULprospectus.

Lincoln Life Flexible Premium Variable Life Account G
1933 Act Registration No. 033-22740
1940 Act Registration No. 811-05585

Appendix A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	3.62	**	**
1		2.12			41	8.33	8.81	11.82	12.18
2		2.12			42	8.80	9.28	12.88	13.24
3		2.12			43	9.17	9.77	13.81	14.29
4		2.12			44	9.69	10.29	15.17	15.53
5		2.12			45	10.12	10.84	16.46	16.94
6		2.12			46	10.59	11.43	17.58	18.18
7		2.12			47	11.34	12.18	18.69	19.41
8		2.13			48	11.98	13.06	20.10	20.82
9		2.21			49	12.86	13.94	21.52	22.24
10		2.31			50	13.80	15.00	22.98	23.82
11		2.41			51	14.92	16.24	24.75	25.59
12		2.65			52	16.03	17.47	26.57	27.53
13		3.00			53	17.27	18.71	28.74	29.82
14		3.18			54	18.73	20.29	31.04	32.12
15		3.35			55	20.26	22.06	33.39	34.59
16	3.59	3.71	4.29	4.41	56	21.90	23.82	35.66	36.98
17	3.94	4.06	4.64	4.76	57	23.72	25.76	36.62	38.06
18	4.12	4.24	4.82	4.94	58	25.72	27.88	37.59	39.15
19	4.12	4.24	4.82	4.94	59	27.78	30.18	38.68	40.36
20	4.12	4.24	5.00	5.12	60	30.13	32.65	39.90	41.70
21	4.12	4.24	5.05	5.29	61	32.83	35.47	41.25	43.17
22	4.12	4.24	5.05	5.29	62	34.55	37.43	42.79	44.83
23	4.12	4.24	5.23	5.47	63	35.58	38.70	44.46	46.74
24	4.12	4.24	5.41	5.65	64	36.80	40.04	46.01	48.65
25	4.12	4.24	5.41	5.65	65	38.03	41.51	47.93	50.57
26	4.17	4.29	5.41	5.65	66	39.32	43.04	49.73	52.61
27	4.36	4.48	5.41	5.65	67	40.80	44.64	51.53	54.65
28	4.57	4.69	5.41	5.65	68	42.34	46.42	53.46	56.82
29	4.78	4.90	5.60	5.84	69	44.08	48.40	55.58	59.18
30	5.01	5.13	5.94	6.18	70	46.07	50.51	57.83	61.67
31	5.26	5.38	6.18	6.42	71	48.06	52.74	60.20	64.28
32	5.52	5.64	6.50	6.74	72	50.55	55.23	62.77	67.09
33	5.80	5.92	6.84	7.08	73	53.11	58.03	65.66	70.22
34	6.09	6.21	7.20	7.44	74	56.43	61.35	68.93	73.85
35	6.40	6.52	7.58	7.82	75	60.02	65.18	72.89	77.81
36	6.73	6.85	7.99	8.23	76	63.97	69.13	77.15	81.83
37	7.08	7.20	8.42	8.66	77	68.06	73.22	81.16	85.72
38	7.21	7.57	9.11	9.35	78	72.51	77.55	85.35	89.55
39	7.60	7.96	9.88	10.24	79	77.69	82.37	89.73	93.57
40	8.02	8.38	10.76	11.12	80	83.61	87.93	94.48	97.84

*  To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**  This classification is not available below the age of 16.

Appendix A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
FEMALE, AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	2.98	**
1		1.76			41	7.06	7.42	9.29	9.53
2		1.76			42	7.43	7.79	9.88	10.24
3		1.76			43	7.70	8.18	10.58	10.94
4		1.76			44	7.99	8.59	11.64	12.00
5		1.76			45	8.42	9.02	12.70	13.06
6		1.76			46	8.76	9.48	13.46	13.94
7		1.76			47	9.24	9.96	14.34	14.82
8		1.76			48	9.63	10.47	15.28	15.88
9		1.83			49	10.06	11.02	16.52	17.12
10		1.90			50	10.69	11.65	17.75	18.35
11		1.98			51	11.57	12.53	19.04	19.76
12		2.12			52	12.33	13.41	20.46	21.18
13		2.15			53	13.21	14.29	21.75	22.59
14		2.24			54	14.15	15.35	23.16	24.00
15		2.33			55	14.92	16.24	24.57	25.41
16	2.30	2.42	2.76	2.88	56	15.62	16.94	25.69	26.65
17	2.40	2.52	2.88	3.00	57	16.38	17.82	26.92	27.88
18	2.51	2.63	2.06	3.18	58	17.15	18.71	28.04	29.12
19	2.62	2.74	3.13	3.25	59	18.03	19.59	29.27	30.35
20	2.73	2.85	3.28	3.40	60	19.26	20.82	31.04	32.12
21	2.85	2.97	3.43	3.55	61	20.73	22.41	33.21	34.41
22	2.98	3.10	3.58	3.70	62	22.73	24.53	35.60	36.92
23	3.12	3.24	3.74	3.86	63	25.08	27.00	36.75	38.19
24	3.25	3.37	3.92	4.04	64	27.61	29.65	37.97	39.53
25	3.41	3.53	4.10	4.22	65	30.19	32.47	39.19	40.87
26	3.56	3.68	4.29	4.41	66	32.72	35.12	40.35	42.15
27	3.73	3.85	4.49	4.61	67	34.52	37.04	41.38	43.42
28	3.90	4.02	4.71	4.83	68	35.42	38.06	42.54	44.70
29	4.09	4.21	4.93	5.05	69	36.64	39.28	43.82	46.10
30	4.28	4.40	5.17	5.29	70	37.86	40.74	45.43	47.83
31	4.37	4.61	5.42	5.54	71	39.59	42.47	47.29	49.93
32	4.59	4.83	5.69	5.81	72	41.39	44.51	49.48	52.36
33	4.82	5.06	5.97	6.09	73	43.63	46.87	51.98	55.10
34	5.06	5.30	6.27	6.39	74	46.38	49.74	54.99	58.35
35	5.32	5.56	6.58	6.70	75	49.58	53.18	58.70	62.18
36	5.59	5.83	6.79	7.03	76	53.16	56.88	62.66	66.14
37	5.76	6.12	7.14	7.38	77	57.06	60.78	66.73	70.09
38	6.06	6.42	7.50	7.74	78	61.33	65.05	71.06	74.30
39	6.38	6.74	7.88	8.12	79	66.30	69.90	75.89	78.89
40	6.71	7.07	8.58	8.82	80	71.98	75.58	81.17	83.93

*  To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**  This classification is not available below the age of 16.

Appendix B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	3.20	**	**
1		2.54			41	9.98	10.56	14.18	14.60
2		2.54			42	10.54	11.12	15.44	15.88
3		2.54			43	11.00	11.72	16.56	17.14
4		2.54			44	11.62	12.34	18.20	18.62
5		2.54			45	12.14	13.00	19.74	20.32
6		2.54			46	12.70	13.72	21.08	21.80
7		2.54			47	13.60	14.60	22.42	23.28
8		2.54			48	14.36	15.66	24.12	24.98
9		2.64			49	15.42	16.72	25.82	26.68
10		2.76			50	16.56	18.00	27.58	28.58
11		2.88			51	17.90	19.48	29.68	30.70
12		3.16			52	19.22	20.96	31.88	33.02
13		3.60			53	20.72	22.44	34.48	35.78
14		3.80			54	22.48	24.34	37.24	38.54
15		4.02			55	24.30	26.46	40.06	41.50
16	4.30	4.44	5.14	5.28	56	26.28	28.58	42.78	44.00
17	4.72	4.86	5.56	5.70	57	28.46	30.90	43.94	44.00
18	4.94	5.08	5.78	5.92	58	30.86	33.46	44.00	44.00
19	4.94	5.08	5.78	5.92	59	33.32	36.20	44.00	44.00
20	4.94	5.08	5.98	6.14	60	36.14	39.16	44.00	44.00
21	4.94	5.08	6.06	6.34	61	39.38	42.56	44.00	44.00
22	4.94	5.08	6.06	6.34	62	41.44	44.00	44.00	44.00
23	4.94	5.08	6.26	6.56	63	42.70	44.00	44.00	44.00
24	4.94	5.08	6.48	6.76	64	44.00	44.00	44.00	44.00
25	4.94	5.08	6.48	6.76	65	44.00	44.00	44.00	44.00
26	5.00	5.14	6.48	6.76	66	44.00	44.00	44.00	44.00
27	5.22	5.38	6.48	6.76	67	44.00	44.00	44.00	44.00
28	5.48	5.62	6.48	6.76	68	44.00	44.00	44.00	44.00
29	5.74	5.88	6.70	7.00	69	44.00	44.00	44.00	44.00
30	6.00	6.16	7.12	7.40	70	44.00	44.00	44.00	44.00
31	6.30	6.44	7.40	7.70	71	44.00	44.00	44.00	44.00
32	6.62	6.76	7.78	8.08	72	44.00	44.00	44.00	44.00
33	6.96	7.10	8.20	8.48	73	44.00	44.00	44.00	44.00
34	7.30	7.44	8.64	8.92	74	44.00	44.00	44.00	44.00
35	7.68	7.82	9.08	9.38	75	44.00	44.00	44.00	44.00
36	8.06	8.22	9.58	9.86	76	44.00	44.00	44.00	44.00
37	8.50	8.64	10.10	10.38	77	44.00	44.00	44.00	44.00
38	8.64	9.08	10.92	11.22	78	44.00	44.00	44.00	44.00
39	9.12	9.54	11.84	12.28	79	44.00	44.00	44.00	44.00
40	9.62	10.04	12.90	13.34	80	44.00	44.00	44.00	44.00

+  In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

*  For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**  This classification is not available below the age of 16.

Appendix B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	2.64	**	**
1		2.10			41	8.46	8.90	11.14	11.42
2		2.10			42	8.90	9.34	11.84	12.28
3		2.10			43	9.22	9.80	12.68	13.12
4		2.10			44	9.58	10.30	13.96	14.40
5		2.10			45	10.10	10.82	15.24	15.66
6		2.10			46	10.50	11.36	16.14	16.72
7		2.10			47	11.08	11.94	17.20	17.78
8		2.10			48	11.56	12.56	18.34	19.06
9		2.18			49	12.06	13.22	19.82	20.54
10		2.28			50	12.82	13.96	21.30	22.02
11		2.38			51	13.88	15.02	22.84	23.70
12		2.54			52	14.80	16.08	24.54	25.40
13		2.56			53	15.84	17.14	26.08	27.10
14		2.68			54	16.98	18.42	27.78	28.80
15		2.78			55	17.90	19.48	29.48	30.48
16	2.76	2.90	3.30	3.44	56	18.74	20.32	30.82	31.96
17	2.88	3.02	3.44	3.60	57	19.66	21.38	32.30	33.46
18	3.00	3.14	3.66	3.80	58	20.56	22.44	33.64	34.94
19	3.14	3.28	3.76	3.90	59	21.62	23.50	35.12	36.42
20	3.28	3.42	3.92	4.06	60	23.10	24.98	37.24	38.54
21	3.42	3.56	4.10	4.24	61	24.88	26.88	39.84	41.28
22	3.56	3.72	4.28	4.44	62	27.26	29.42	42.70	44.00
23	3.74	3.88	4.48	4.62	63	30.08	32.40	44.00	44.00
24	3.90	4.04	4.70	4.84	64	33.12	35.56	44.00	44.00
25	4.08	4.22	4.90	5.06	65	36.22	38.96	44.00	44.00
26	4.26	4.42	5.14	5.28	66	39.26	42.14	44.00	44.00
27	4.46	4.62	5.38	5.52	67	41.42	44.00	44.00	44.00
28	4.68	4.82	5.64	5.78	68	42.50	44.00	44.00	44.00
29	4.90	5.04	5.92	6.06	69	43.96	44.00	44.00	44.00
30	5.14	5.28	6.20	6.34	70	44.00	44.00	44.00	44.00
31	5.24	5.52	6.50	6.64	71	44.00	44.00	44.00	44.00
32	5.50	5.78	6.82	6.96	72	44.00	44.00	44.00	44.00
33	5.78	6.06	7.16	7.30	73	44.00	44.00	44.00	44.00
34	6.06	6.36	7.52	7.66	74	44.00	44.00	44.00	44.00
35	6.38	6.66	7.90	8.04	75	44.00	44.00	44.00	44.00
36	6.70	7.00	8.14	8.42	76	44.00	44.00	44.00	44.00
37	6.90	7.34	8.56	8.84	77	44.00	44.00	44.00	44.00
38	7.26	7.70	9.00	9.28	78	44.00	44.00	44.00	44.00
39	7.64	8.08	9.46	9.74	79	44.00	44.00	44.00	44.00
40	8.04	8.48	10.30	10.58	80	44.00	44.00	44.00	44.00

+  In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

*  For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**  This classification is not available below the age of 16.

Appendix C

ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .04%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.68% using current charges and 10.58% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.68% and -1.32% respectively using current charges and 4.58% and -1.42% respectively using guaranteed charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,391	$100,000	$100,000	$100,000	$994	$1,060	$1,127	$603	$669	$736
2	2,852	100,000	100,000	100,000	1,965	2,159	2,362	1,183	1,377	1,580
3	4,386	100,000	100,000	100,000	2,925	3,311	3,729	2,143	2,529	2,947
4	5,996	100,000	100,000	100,000	3,851	4,494	5,219	3,069	3,712	4,437
5	7,688	100,000	100,000	100,000	4,756	5,724	6,858	3,974	4,942	6,076
6	9,463	100,000	100,000	100,000	5,640	7,001	8,662	4,897	6,258	7,919
7	11,328	100,000	100,000	100,000	6,491	8,317	10,637	5,788	7,613	9,933
8	13,285	100,000	100,000	100,000	7,323	9,687	12,815	6,659	9,022	12,150
9	15,341	100,000	100,000	100,000	8,125	11,101	15,206	7,499	10,476	14,581
10	17,499	100,000	100,000	100,000	8,896	12,564	17,837	8,349	12,017	17,289
15	30,021	100,000	100,000	100,000	12,266	20,649	35,579	12,110	20,493	35,422
20	46,003	100,000	100,000	101,828	14,754	30,253	64,858	14,754	30,253	64,858
25	66,400	100,000	100,000	151,550	16,028	41,657	113,097	16,028	41,657	113,097
30	92,433	100,000	100,000	233,689	15,526	55,339	191,548	15,526	55,339	191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,391	$100,000	$100,000	$100,000	$988	$1,054	$1,120	$597	$663	$729
2	2,852	100,000	100,000	100,000	1,955	2,149	2,350	1,173	1,367	1,568
3	4,386	100,000	100,000	100,000	2,899	3,283	3,698	2,117	2,501	2,916
4	5,996	100,000	100,000	100,000	3,818	4,458	5,177	3,036	3,676	4,395
5	7,688	100,000	100,000	100,000	4,714	5,674	6,799	3,932	4,892	6,017
6	9,463	100,000	100,000	100,000	5,583	6,933	8,578	4,840	6,190	7,835
7	11,328	100,000	100,000	100,000	6,425	8,234	10,530	5,721	7,531	9,826
8	13,285	100,000	100,000	100,000	7,240	9,580	12,673	6,575	8,916	12,008
9	15,341	100,000	100,000	100,000	8,026	10,972	15,027	7,401	10,346	14,401
10	17,499	100,000	100,000	100,000	8,783	12,410	17,614	8,236	11,862	17,067
15	30,021	100,000	100,000	100,000	12,072	20,327	35,003	11,915	20,171	34,847
20	46,003	100,000	100,000	100,000	14,295	29,507	63,427	14,295	29,507	63,427
25	66,400	100,000	100,000	147,258	14,846	39,923	109,894	14,846	39,923	109,894
30	92,433	100,000	100,000	225,187	12,671	51,631	184,580	12,671	51,631	184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,705 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,790	$100,000	$100,000	$100,000	$1,277	$1,362	$1,448	$808	$893	$979
2	3,670	100,000	100,000	100,000	2,517	2,767	3,027	1,579	1,829	2,089
3	5,644	100,000	100,000	100,000	3,722	4,217	4,753	2,784	3,279	3,815
4	7,716	100,000	100,000	100,000	4,902	5,726	6,655	3,964	4,788	5,717
5	9,892	100,000	100,000	100,000	6,037	7,276	8,728	5,099	6,338	7,790
6	12,177	100,000	100,000	100,000	7,140	8,880	11,005	6,249	7,989	10,114
7	14,576	100,000	100,000	100,000	8,199	10,531	13,498	7,354	9,687	12,654
8	17,095	100,000	100,000	100,000	9,216	12,233	16,232	8,418	11,435	15,435
9	19,740	100,000	100,000	100,000	10,192	13,989	19,236	9,441	13,239	18,486
10	22,518	100,000	100,000	100,000	11,128	15,804	22,542	10,471	15,147	21,886
15	38,631	100,000	100,000	100,000	15,124	25,795	44,916	14,936	25,608	44,729
20	59,196	100,000	100,000	128,581	17,900	37,697	81,899	17,900	37,697	81,899
25	85,443	100,000	100,000	189,967	18,951	52,003	141,767	18,951	52,003	141,767
30	118,942	100,000	100,000	290,940	17,502	69,785	238,475	17,502	69,785	238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,705 ANNUAL PREMIUM USING GUARANTEED CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,790	$100,000	$100,000	$100,000	$1,244	$1,329	$1,413	$775	$860	$944
2	3,670	100,000	100,000	100,000	2,455	2,701	2,957	1,517	1,763	2,019
3	5,644	100,000	100,000	100,000	3,629	4,115	4,641	2,691	3,177	3,703
4	7,716	100,000	100,000	100,000	4,763	5,570	6,480	3,825	4,632	5,542
5	9,892	100,000	100,000	100,000	5,855	7,066	8,486	4,917	6,128	7,548
6	12,177	100,000	100,000	100,000	6,902	8,601	10,674	6,011	7,710	9,783
7	14,576	100,000	100,000	100,000	7,903	10,175	13,064	7,058	9,331	12,220
8	17,095	100,000	100,000	100,000	8,854	11,788	15,675	8,056	10,991	14,878
9	19,740	100,000	100,000	100,000	9,753	13,439	18,532	9,003	12,689	17,781
10	22,518	100,000	100,000	100,000	10,598	15,128	21,658	9,941	14,472	21,002
15	38,631	100,000	100,000	100,000	13,949	24,188	42,599	13,761	24,000	42,411
20	59,196	100,000	100,000	120,654	15,415	34,239	76,849	15,415	34,239	76,849
25	85,443	100,000	100,000	176,239	13,993	45,212	131,522	13,993	45,212	131,522
30	118,942	100,000	100,000	266,276	7,998	57,417	218,259	7,998	57,417	218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,348 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$3,515	$100,000	$100,000	$100,000	$2,343	$2,506	$2,669	$1,020	$1,183	$1,346
2	7,207	100,000	100,000	100,000	4,616	5,088	5,580	1,970	2,442	2,934
3	11,082	100,000	100,000	100,000	6,822	7,754	8,765	4,176	5,108	6,119
4	15,152	100,000	100,000	100,000	8,952	10,500	12,249	6,306	7,854	9,603
5	19,425	100,000	100,000	100,000	11,010	13,335	16,070	8,364	10,689	13,424
6	23,911	100,000	100,000	100,000	12,989	16,259	20,264	10,476	13,745	17,750
7	28,622	100,000	100,000	100,000	14,893	19,280	24,882	12,512	16,899	22,501
8	33,569	100,000	100,000	100,000	16,705	22,391	29,964	14,456	20,142	27,715
9	38,763	100,000	100,000	100,000	18,420	25,596	35,570	16,303	23,479	33,453
10	44,216	100,000	100,000	100,000	20,041	28,907	41,775	18,189	27,054	39,923
15	75,857	100,000	100,000	100,000	26,598	47,402	85,313	26,069	46,872	84,784
20	116,240	100,000	100,000	170,635	29,964	70,695	159,472	29,964	70,695	159,472
25	167,780	100,000	108,031	295,213	27,675	102,886	281,155	27,675	102,886	281,155
30	233,559	100,000	151,477	500,905	14,829	144,264	477,053	14,829	144,264	477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,358 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$4,576	$100,000	$100,000	$100,000	$2,897	$3,104	$3,311	$822	$1,029	$1,236
2	9,381	100,000	100,000	100,000	5,699	6,296	6,919	1,549	2,146	2,769
3	14,426	100,000	100,000	100,000	8,401	9,576	10,853	4,251	5,426	6,703
4	19,723	100,000	100,000	100,000	11,018	12,968	15,174	6,868	8,818	11,024
5	25,285	100,000	100,000	100,000	13,547	16,476	19,927	9,397	12,326	15,777
6	31,125	100,000	100,000	100,000	15,982	20,103	25,165	12,039	16,160	21,222
7	37,257	100,000	100,000	100,000	18,319	23,858	30,953	14,584	20,123	27,218
8	43,696	100,000	100,000	100,000	20,554	27,750	37,369	17,026	24,222	33,842
9	50,456	100,000	100,000	100,000	22,675	31,783	44,497	19,355	28,463	41,177
10	57,555	100,000	100,000	100,000	24,679	35,972	52,448	21,774	33,067	49,543
15	98,741	100,000	100,000	126,854	33,050	60,240	109,357	32,220	59,410	108,527
20	151,306	100,000	100,343	218,118	38,413	93,779	203,848	38,413	93,779	203,848
25	218,394	100,000	145,768	377,010	39,120	138,827	359,058	39,120	138,827	359,058
30	304,018	100,000	203,249	639,098	32,659	193,571	608,664	32,659	193,571	608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,358 ANNUAL PREMIUM USING GUARANTEED CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$4,576	$100,000	$100,000	$100,000	$2,451	$2,645	$2,838	$376	$570	$763
2	9,381	100,000	100,000	100,000	4,769	5,311	5,877	619	1,161	1,727
3	14,426	100,000	100,000	100,000	6,952	8,000	9,142	2,802	3,850	4,992
4	19,723	100,000	100,000	100,000	8,997	10,716	12,665	4,847	6,566	8,515
5	25,285	100,000	100,000	100,000	10,902	13,456	16,480	6,752	9,306	12,330
6	31,125	100,000	100,000	100,000	12,654	16,219	20,623	8,712	12,276	16,680
7	37,257	100,000	100,000	100,000	14,237	18,993	25,133	10,502	15,258	21,398
8	43,696	100,000	100,000	100,000	15,634	21,771	30,060	12,106	18,243	26,533
9	50,456	100,000	100,000	100,000	16,823	24,544	35,467	13,503	21,224	32,147
10	57,555	100,000	100,000	100,000	17,787	27,308	41,435	14,882	24,403	38,530
15	98,741	100,000	100,000	100,000	18,726	41,245	84,626	17,896	40,415	83,796
20	151,306	100,000	100,000	172,212	9,575	55,959	160,946	9,575	55,959	160,946
25	218,394	0	100,000	299,130	0	73,870	284,886	0	73,870	284,886
30	304,018	0	111,158	502,511	0	105,865	478,582	0	105,865	478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.